SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------
                           Deutsche Global Growth VIP


The following non-fundamental investment policy information supplements the sub-section "Other Investment Policies" in the "INVESTMENT RESTRICTIONS" section of the fund's Statement of Additional Information Part I:

(17) (for Deutsche Global Growth VIP only) the fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund's net assets.

For purposes of non-fundamental policy (5) and (17), an investment is considered to be an investment in a foreign security or foreign investment if the issuer is organized or located outside the US or is doing a substantial amount of business outside of the US. An issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US will be considered to be doing a substantial amount of business outside the US.



               Please Retain This Supplement for Future Reference


July 14, 2015
SAISTKR-207
                                                   Deutsche Asset
                                                   & Wealth Management [DB Logo]